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                        GEORGIA DEPARTMENT OF CORRECTIONS
                              LEGAL SERVICES OFFICE


                            [STATE OF GEORGIA SEAL]


                              PROFESSIONAL SERVICES
                                    AGREEMENT

      THIS AGREEMENT is entered into the 29 day of August, 1997, by and between the GEORGIA DEPARTMENT OF CORRECTIONS, an agency of the State of Georgia (hereinafter referred to as the "Department"), and MHM CORRECTIONAL SERVICES, INC., duly authorized by law to transact business in the State of Georgia (the "Contractor").

      WHEREAS, the Department desires to engage Contractor to provide certain services as more fully described below, and Contractor desires to provide such services in accordance with the terms and conditions of this Agreement.

      NOW, THEREFORE, in consideration of these premises and the mutual promises and agreements hereinafter set forth, the parties hereby agree as follows:

      1. Scope of Services. The Contractor agrees to perform fully and faithfully the services described in the Request for Proposals prepared by the Department and the corresponding Proposal submitted by the Contractor, together forming Exhibit "A," attached hereto and incorporated by reference herein (the "Services"), in accordance with standards applicable to similar professionals practicing in the geographic locality that Services are to be performed. In the event of any conflict in the interpretation of the Services arising between the terms and conditions of the Request for Proposals and those of the Proposal, then the former document shall govern. No additional or different services shall be performed unless provided for by an amendment to this Agreement, executed by the parties in the manner provided for herein. No provision of this Agreement shall be construed to prohibit Contractor from offering similar or different services to the public, including other State agencies.



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      2. Independent Contractor. In the performance of the Services, and for all tax, liability and insurance purposes, Contractor shall at all times be an independent contractor and not an agent, representative or employee of the Department. Contractor may perform Services through employees or subcontractors, provided in each case that the individuals actually providing the Services shall meet all applicable criteria set out at Exhibit "A," as reasonably determined by the Department, provided further that Contractor shall at all times remain responsible for performance of Services hereunder. Contractor shall determine the means and manner of performance of Services to be rendered, and Contractor shall not hold itself out to be an employee or agent of the Department or use the name of the Department in its business (except to describe its role under this Agreement).

      3. Compensation. The Department agrees to pay Contractor a sum not to exceed $6,321,918.20 (Six Million Three Hundred Twenty-One Thousand Nine
Hundred Eighteen Dollars and Twenty Cents) for the full and faithful performance of Services during the Term hereof, said sum being payable in monthly installments in advance, upon receipt of Contractor's monthly invoice in approved form on or before the 15th of each month (commencing with a September invoice for October's Services). The Department shall endeavor to pay approved invoices within 30 days of receipt; however, no interest shall accrue on past-due amounts.

      Actual payments to the Contractor shall be made on the basis of the capitated rate of $19.03 (Nineteen Dollars and Three Cents) per inmate, per month, for the Term hereof. In the event that the Department elects to renew this Agreement for one or more additional terms, then the foregoing capitated rate shall be increased as follows:

      July 1, 1998 - June 30, 1999       $19.32 per inmate per month

      July 1, 1999 - June 30, 2000       $19.79 per inmate per month

      July 1, 2000 - June 30, 2001       $20.58 per inmate per month

      July 1, 2001 - June 30, 2002       $21.40 per inmate per month

      The parties acknowledge and agree that a reasonable estimate of the average daily inmate census for purposes of calculating each month's payment is 36,912 inmates, provided that the initial payment and each monthly payment thereafter shall be subject to adjustment by the actual average daily inmate census for the preceding month, itemized separately as a debit or credit on a subsequent invoice. Commencing with the month of November, 1997, and for each succeeding month, the Department agrees to submit to the Contractor on or before the 10th day of each month, the average daily inmate census for the preceding month.

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      4. Medication Costs. The Contractor agrees to pay the Department for the costs of psychotropic medications prescribed by Contractor's physicians in accordance with the provisions of this paragraph. The Department shall invoice the Contractor for psychotropic medication inventory on hand as of October 1, 1997, which inventory shall be available to Contractor for prescription purposes on and after that date. Thereafter, but not more frequently than monthly, the Department shall invoice the Contractor for supplies of psychotropic medications purchased to replenish inventory on hand, provided that the Department shall submit reasonable documentation as required by the Contractor from time to time. The Contractor shall endeavor to pay appropriately documented invoices within thirty days of receipt. The Department agrees to repurchase psychotropic medication inventory upon any termination of this Agreement, including any extension hereof. The Department's check for the full amount of the cost of said inventory existing as of the termination date shall be submitted to the Contractor within sixty days of termination.

      Contractor may propose reasonable alternatives for purchasing, packaging and distribution of psychotropic medications, and Contractor shall use best efforts to arrange for such alternatives to be made available to the Department's other medical services providers. Any savings resulting from use of such alternative sources shall benefit the Contractor and the Department equally.

      5. Pledges of Credit. Contractor acknowledges that the State of Georgia may not lawfully pledge its credit so as to cause a State agency to incur a financial obligation unless funds to honor the obligation have been lawfully appropriated. In the event that the source of any payment by the Department as provided for herein is insufficient, in the sole discretion of the Department, then this Agreement shall terminate without further obligation of the Department.

      6. Expenses. The Department shall not be liable for and shall not reimburse the Contractor for any travel or other expenses incurred by the Contractor except as required and approved in advance by the Department in writing. Any request for reimbursement shall be submitted in accordance with fiscal guidelines established by the Department.

      7. Term of Agreement. This Agreement shall be effective as of October 1, 1997, and shall continue in force and effect until June 30, 1998, unless such period is extended by mutual agreement of the parties in writing. The Department shall have the right to terminate this Agreement at any time for its convenience, with 30 days' prior written notice to the Contractor. Contractor agrees that no agreement shall be effective to prohibit the Department from, or in any manner impairing the Department's ability with respect to, engaging the services of any employees, agents or subcontractors of Contractor in the event of any termination of this Agreement.

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      8. Compliance with Laws. The Contractor agrees to perform Services in accordance with the terms and conditions of this Agreement and in compliance with all laws, rules, regulations and orders of federal, State and local governments, including orders of any court of competent jurisdiction. Without limitation to the generality of the foregoing, Contractor agrees to comply with any special conditions, undertakings or representations attached hereto, all of which form a part hereof.

      9. Screening. Contractor acknowledges and agrees that Contractor, including employees and subcontractors of Contractor, shall be subject to customary background investigations conducted by duly authorized agents of the State, and, while on the premises of any GDC facility, Contractor and Contractor's personnel shall be subject to, and agree to comply with, reasonable rules pertaining or related to safety and security, including spoken directives of GDC facility staff.

      10. Licenses, Certifications and Insurance. Contractor agrees to maintain for the duration of this Agreement all licenses, certifications and permits applicable to Services. Contractor further agrees to maintain insurance during the term of this Agreement in amounts and of types reasonably protective of the respective interests of the parties, and in any event, in amounts and of types as follows:

      a) Workers' compensation insurance in amounts established by State law;

      b) Comprehensive general liability insurance on an occurrence basis, broad form, in the amount of $1,000,000.00 per occurrence/ $3,000,000.00 aggregate;

      c) Auto liability insurance covering owned and nonowned vehicles in the amount of $1,000,000.00 per occurrence/ $2,000,000.00 aggregate;

      d) Professional liability insurance in the amount of $1,000,000.00 per occurrence/ $1,000,000.00 aggregate.

The foregoing policies shall be obtained from insurance companies licensed to do business in the State of Georgia and shall contain a provision that coverages afforded under the policies will not be canceled or amended without 30 days' prior written notice. All policies shall be specifically endorsed to provide for a waiver of the insurance carrier's rights to subrogation against the Department. Evidence of insurance, in the form of an insurance certificate naming the Department as a certificate holder, will be required of Contractor prior to the commencement of Services.

      11. Shop Right. Contractor agrees that any processes, equipment, proprietary know-how or other proprietary information or matters that are produced or result, directly or

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indirectly, from or in connection with Contractor's performance of the Services shall be the property of the Department, and Contractor further agrees to execute any and all documents, or take additional actions which may be necessary in the future to give full effect to this provision.

      12. Cooperation. Contractor, its employees, agents, subcontractors and assigns, agree to cooperate fully in the defense of any litigation brought against the Department or Contractor relating to Services to be performed under this Agreement, and each party shall give the other prompt notice of any claim, demand, suit or proceeding.

      13. Taxes. Contractor shall be solely responsible for the payment, in a timely manner, of all federal, State and local taxes, fees or assessments of any type. Contractor further agrees to indemnify the Department from any loss, cost, claim, damage or expense arising therefrom.

      14. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto and replaces, cancels and supersedes any prior agreements and understandings relating to the subject matter hereof; and all prior representations, agreements, and undertakings between the parties hereto with respect to the subject matter hereof are merged herein.

      15. Amendment. The parties recognize and agree that it may be necessary or convenient for the parties to amend this Agreement so as to provide for the orderly implementation of all of the undertakings described herein, and the parties agree to cooperate fully in connection with such amendments if and as necessary. However, no change, modification or amendment to this Agreement shall be effective unless the same is reduced to writing and signed by the parties hereto.

      In the event that there shall be changes in the scope of services, governmental policies or regulations, the drug formulary governing psychotropic medications that may be utilized in providing the Services, or other circumstances, then either party may submit a written request to renegotiate any of the terms hereof, including but not limited to terms respecting payments to be made hereunder. However, no request for renegotiation of the Agreement shall be submitted (a) if at the time this Agreement was executed, the party submitting the request had actual knowledge of the facts on which the request would be based, and (b) unless the basis for the request has a substantial and material financial impact on the party submitting the request. If within thirty days of receipt of the request, the parties are unable in good faith to negotiate a satisfactory modification hereto, the party submitting the request may terminate this Agreement by giving the other sixty days' notice thereof.

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      16. Notices. Any notice under this Agreement shall be deemed duly given if delivered by hand (against receipt) or if sent by registered or certified mail
-- return receipt requested, to a party hereto at the address set forth below or to such other address as the parties may designate by notice from time to time in accordance with this Agreement.

      If to the Contractor: MHM Correctional Services, Inc.
                            8000 Towers Crescent Drive
                            Suite 810
                            Vienna, Virginia 22182


      If to the Department: Commissioner of Corrections
                            Georgia Department of Corrections
                            Room 852, East Tower
                            Floyd Memorial Building
                            Two Martin Luther King, Jr., Drive
                            Atlanta, Georgia 30334

      17. Headings. The headings in this Agreement have been inserted for convenience only and shall not affect or control the meaning or construction of any of the provisions of this Agreement.

      18. Survival. The terms, conditions, representations, obligations, understandings and undertakings herein shall survive any termination of this Agreement.

      19. Governing Law. This Agreement is executed in the State of Georgia, and all matters pertaining to the validity, construction, interpretation and effect of this Agreement shall be governed by the laws of the State of Georgia.

      20. Remedies. No remedies or rights herein conferred upon the parties are intended to be exclusive of any remedy or right provided by law, but each shall be cumulative and shall be in addition to every other remedy or right given hereunder or now or hereafter existing at law or in equity (including the right of specific performance).

      21. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original but all of which shall constitute one agreement. No party shall be bound by this Agreement until all parties have executed it.

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      IN WITNESS WHEREOF, the parties have caused the authorized representatives of each to execute this Agreement on the day and year first above written.

GEORGIA DEPARTMENT OF                   CONTRACTOR:
CORRECTIONS:

By: [SIG]                               By:   [SIG]
   --------------------------              -----------------------------


Witness:   [SIG]                        Witness:   [SIG]
        ---------------------                   ------------------------







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                             CONTRACT SUMMARY SHEET

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   [X]  NEW CONTRACT            [X] FA  [ ] GR  [ ] DP  [ ] RV                  CONTRACT NUMBER         RFS NUMBER
   [ ]  AMENDMENT #             [ ] ID  [ ] Z   [ ] DG  [ ] NC           --------------------------------------------------
                                [ ] GU  [ ] GG  [ ] DL                          FA 98-12-12426-01       329.00-011
---------------------------------------------------------------------------------------------------------------------------
   [X] OTHER CONTRACTING PARTY (VENDOR):        [ ] GRANTEE:            VENDOR I.D. NUMBER

                MHM SRVICES, INC.                                         [ ]V  [X]C    521223048
---------------------------------------------------------------------------------------------------------------------------
   STATE AGENCY:   CORRECTION                                           DIVISION:  ADMINISTRATION/MENTAL HEALTH SVS

---------------------------------------------------------------------------------------------------------------------------
   PROGRAM CONTACT:    LENNY LOCOCO                                     FISCAL CONTACT:     FRED HIX
   FLOOR(SUITE)/BLDG.  4TH FLR RACHEL JACKSON BLDG.                     FLOOR(SUITE)/BLDG.  3RD FLR RACHEL JACKSON BLDG.
   TELEPHONE:              741-2607                                     TELEPHONE:          741-2351

---------------------------------------------------------------------------------------------------------------------------
   ALLOTMENT        COST      MAJOR & MINOR                                GRANT IS ON       GRANT      SUBGRANT    CFDA
     CODE          CENTER      OBJECT CODE        FUND                        STARS           CODE        CODE     NUMBER
---------------------------------------------------------------------------------------------------------------------------
    329.01           43           083                                        [ ] YES
---------------------------------------------------------------------------------------------------------------------------

   BEGINNING DATE:    7/1/97                                            TERMINATION DATE:     6/30/00
---------------------------------------------------------------------------------------------------------------------------
ESTIMATED EXPENDITURES BY FISCAL YEAR BY FUNDING SOURCE:
---------------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL CONTRACT AMOUNT
  FY                 STATE               FEDERAL       INTERDEPARTMENTAL      OTHER       INCLUDING ALL AMENDMENTS
---------------------------------------------------------------------------------------------------------------------------
 98             $2,303,856.00                                                                 $2,303,856.00
---------------------------------------------------------------------------------------------------------------------------
 99             $2,506,155.00                                                                 $2,506,155.00
---------------------------------------------------------------------------------------------------------------------------
 00             $2,663,293.00                                                                 $2,663,293.00
---------------------------------------------------------------------------------------------------------------------------

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 TOTAL          $7,473,304.00                                                                 $7,473,304.00
===========================================================================================================================
CONTRACT SCOPE/SERVICE DESCRIPTION
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PROVISION OF MENTAL HEALTH SERVICES FOR THE INMATE POPULATION CONFINED WITHIN THE TN DEPT. OF CORRECTION
---------------------------------------------------------------------------------------------------------------------------
CHECK ONE FOR EACH CATEGORY:
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         [ ] FISCAL YEAR FUNDING IS STRICTLY LIMITED.
         [ ] FUNDS MAY ROLL FORWARD TO SUBSEQUENT FISCAL YEARS WITHIN THE CONTRACT TERM.
---------------------------------------------------------------------------------------------------------------------------
                [ ] VENDOR IS ALREADY SET UP IN STARS ON ACH.
                [ ] VENDOR ACH FORM IS ATTACHED.
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                        [ ] CURRENT FORM W-9 INFORMATION IS ON FILE IN ACCOUNTS.
                        [ ] A FORM W-9 IS ATTACHED.
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APPROVED BY FISCAL OFFICER:                                 COMPLETE FOR AMENDMENTS ONLY:
---------------------------------------------------------------------------------------------------------------------------
                                                                             ORIGINAL CONTRACT          THIS AMENDMENT
                                                                            AND PRIOR AMENDMENTS
   /s/ FRED W. HIX                  7-1-97                  ---------------------------------------------------------------
  ----------------------------------------------------        TERMINATION
  SIGNATURE                        DATE                          DATE:
---------------------------------------------------------------------------------------------------------------------------
  OCA USE ONLY                                               FY/FUNDING:
                                                            ---------------------------------------------------------------
                                                            ---------------------------------------------------------------
                                                            ---------------------------------------------------------------
                                                            ---------------------------------------------------------------
                                                            ---------------------------------------------------------------
                                                            ---------------------------------------------------------------
                                                            ---------------------------------------------------------------
                                                                TOTAL:
                                                                      -----------------------------------------------------
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